UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2011

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On April 28, 2011, Bunge Limited issued a press release reporting first quarter results for the quarter ended March 31, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.  The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.

Item 9.01   Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2011

BUNGE LIMITED

	By:	/s/ Andrew J. Burke
		Name:	Andrew J. Burke
		Title:	Chief Financial Officer and
Global Operational Excellence Officer

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated April 28, 2011